UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OF 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                August 26, 1999 (Date of earliest event reported)

                            UGLY DUCKLING CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                  000-20841                86-0721358
     (State or Other              (Commission              (IRS Employer
       Jurisdiction              File Number)           Identification No.)
    of Incorporation)

           2525 East Camelback Road, Suite 500, Phoenix, Arizona 85016
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (602) 852-6600

                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

          Attached   hereto  as  Exhibit  99.1  is  a  copy  of  Ugly   Duckling
Corporation's press release dated August 26, 1999 titled "Ugly Duckling Corporation Acquires Florida Dealerships and Finance Company Portfolio" which describes the Company's acquistion of 4 buy-her pay-here locations in the Orlando Florida area, and related inventory and loan portfolio.


(c)  Exhibits


EXHIBIT
NUMBER         DESCRIPTION
--------       -----------

99.1 Ugly Duckling Corporation Press Release Dated August 26, 1999 Titled "Ugly Duckling Corporation Acquires Florida Dealerships and Finance Company Portfolio"

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                UGLY DUCKLING CORPORATION
                                                        (Registrant)



                                                By /s/ JON D. EHLINGER
                                                   -----------------------------
                                                         (Signature)

                                                   Jon D. Ehlinger
                                                   Secretary


Date   August 26, 1999